UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

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WHAT IT MEANS TO BE A VALUE INVESTOR

For equity investors, the chart highlights how extraordinary these times are: Over the past 10 years, the S&P 500 Index has lost 2.2% annually. In 170 years, this is the worst 10-year return ever!

“In my 40 years of investment experience, I’ve never seen a more bullish chart.”

— Bill Nasgovitz

Our founder Bill Nasgovitz said, “In my 40 years of investment experience, I’ve never seen a more bullish chart. Since 1836, after 10-year returns approach zero, U.S. stocks have rewarded investors with significant positive returns. Historically, bull markets have followed bear markets.”

We’re proud to say that over the past 10 years, all of the Heartland Funds have increased more than 7% annually.

Our long-term results have received national attention:

•

Heartland was recently named by Forbes as the top-performing fund family among 57 peers over the past 20 years.(2) Forbes took into consideration performance, costs and service, stating that this achievement “largely reflects the stellar results of one outstanding portfolio: the Heartland Value Fund.”

•

In Morningstar’s Take of the Value Fund on June 25, 2009, Michael Breen wrote, “Heartland Value remains solid. This is one of the oldest and best micro-cap funds. Manager Bill Nasgovitz has been in charge since the Fund’s 1984 inception and has generated a strong long-term record.” See our stars on the next page.

•

The Heartland Select Value Fund received three 2009 Lipper Awards, as the Fund provided the highest consistent returns among multi-cap value funds over the past three, five and 10 years among 314, 244 and 101 peers, as of December 31, 2008, according to Lipper. This clean sweep in the multi-cap value category demonstrates the strength of our focus on the best ideas regardless of market capitalizations, throughout a variety of market environments.(3)

Please take a few minutes to understand our three distinct value Funds and judge for yourself. The following pages detail our investment results through portfolio commentary. We invite you to read on.

If you have any questions, give us a call at 800-432-7856. We’d love to hear from you.

2

WHAT IT MEANS TO BE A VALUE INVESTOR

STAR RATINGS

Morningstar Ratings™ - Investor Class Shares

June 30, 2009

	Category	Overall	Ten Year	Five Year	Three Year
Heartland Select Value Fund	Mid-Cap Value	**** 332 Funds in Category	**** 87 Funds in Category	**** 245 Funds in Category	**** 332 Funds in Category

Heartland Value Plus Fund	Small Value	***** 318 Funds in Category	**** 117 Funds in Category	***** 242 Funds in Category	***** 318 Funds in Category

Heartland Value Fund	Small Blend	*** 570 Funds in Category	**** 231 Funds in Category	*** 465 Funds in Category	*** 570 Funds in Category

Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 2009. The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year Morningstar Rating™ metrics.

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance, rankings and ratings are no guarantee of future results. Rankings and ratings change monthly. Investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar’s risk-adjusted return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately which may cause slight variations in the distribution percentages.) The Morningstar Rating™ is for the specified share class; other classes may have different performance characteristics.

Past performance does not guarantee future results. To obtain performance information current to the most recent month end, please call 800-432-7856 or visit www.heartlandfunds.com. See page 4 for Average Annual Returns as of June 30, 2009.

(1) S&P Stock Market Composite 10-Year Compound Annual Total Return including reinvested dividends. Reinvested Dividends is using the dividends, interest, or profits from an investment to buy more of that investment, rather than receiving a cash payout. Source 1825 to 1925: A New Historical Database for the NYSE 1815 to 1925: Performance and Predictability by William N. Goetzmann, Roger G. Ibbotson and Liang Peng, Yale School of Management; 1926 to present: Ibbotson or S&P 500 Index and Heartland Advisors, Inc. The S&P Stock Market Composite includes data from the sources noted above. All data is as of 12/31, unless noted.

(2) February 2009. Forbes’ Fund Survey ranked 57 fund families with at least three U.S. equity funds, each holding a minimum of $25 million in assets, totaling 899 U.S. equity funds. The criteria for the survey included: 1) fund families’ composite stock market performance; 2) fund families’ 20-year average expenses and current expenses; and 3) quality of customer service based on a phone survey to 29 fund firms. Composite stock market performance is a weighted average of 20 one-year periods of all of the family’s U.S. equity funds in operation for that year.

(3) Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the Since Inception, 10-, 5-, 3-, and 1-year periods, the Select Value Fund is ranked 2 of 60, 2 of 98, 10 of 238, 39 of 307 and 63 of 389 as of December 31, 2008. The Heartland Select Value Fund had a negative average annual return for the 3 and 1 year periods as of June 30, 2009. For the 10, 5, 3 and 1 year periods, the Fund is ranked 2 of 83, 5 of 209, 23 of 283 and 133 of 346, respectively, as of June 30, 2009.

The Heartland Select Value Fund was awarded the 2009 Lipper Fund Award in the Multi-Cap Value Fund category for the 3-, 5- and 10-year periods among 314, 244 and 101 funds for each respective time period, ended December 31, 2008. The Fund Overall time periods are an equal weighted average of scores for the 3-, 5- and 10-year periods, if applicable. Lipper presents the award annually to one fund in each category that achieved the highest combined score of risk-adjusted returns and the strength of the Fund’s performance trend relative to other funds in its category. Lipper Fund awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

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3

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS

THE HEARTLAND FAMILY OF FUNDS

This Fund invests in a limited number of stocks of all market capitalization sizes, and is designed to be an investor’s core value holding.

This Fund is a focused portfolio of small company value stocks that pay dividends

This Fund is a broadly diversified portfolio of small and very small company value stocks

INVESTMENT RESULTS AS OF JUNE 30, 2009 AVERAGE ANNUAL TOTAL RETURNS

	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Heartland Select Value Fund
Investor Class	10-11-96	8.49%	—	7.11%	2.40%	-5.89%	-24.63%
Institutional Class	5-1-08	8.53	—	7.16	2.50	-5.74	-24.30
Russell 3000 Value Index	—	5.29	—	0.21	-2.14	-11.20	-28.73
S&P 500 Index	—	4.09	—	-2.22	-2.24	-8.22	-26.21
Heartland Value Plus Fund
Investor Class	10-26-93	9.73	10.08%	7.32	2.14	0.10	-22.41
Institutional Class	5-1-08	9.76	10.11	7.36	2.21	0.22	-22.16
Russell 2000 Value Index	—	7.79	8.24	5.00	-2.27	-12.07	-25.24
Russell 2000 Index	—	5.95	6.55	2.38	-1.71	-9.89	-25.01
Heartland Value Fund
Investor Class	12-28-84	12.10	9.64	7.61	-2.15	-9.74	-28.86
Institutional Class	5-1-08	12.12	9.67	7.65	-2.06	-9.62	-28.60
Russell 2000 Value Index	—	10.20	8.24	5.00	-2.27	-12.07	-25.24
Russell 2000 Index	—	8.53	6.55	2.38	-1.71	-9.89	-25.01

As of the Prospectus dated May 1, 2009, the gross expense ratios for the Investor Class of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.33%, 1.27% and 1.20%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 1.29%, 1.19% and 1.06%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, prior to December 1, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

4

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF $10,000

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT - INVESTOR CLASS

SELECT VALUE FUND - INCEPTION: 10/11/96

VALUE PLUS FUND - INCEPTION: 10/26/93

VALUE FUND - INCEPTION: 12/28/84

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to June 30, 2009. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

At Heartland, we take a long-term approach to value investing. The stock market tends to be emotional, often overtaken by fear or greed. We believe this creates opportunities for the objective, long-term investor.

— Bill J. Nasgovitz,

     President

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5

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	David C. Fondrie, CPA Ted D. Baszler, CPA, CFA Hugh F. Denison Will R. Nasgovitz

MANAGEMENT REPORT

The U.S. stock market’s wild ride continued unabated in 2009. Following one of the worst bear markets in history, stock prices have rebounded from the March lows, allowing the Heartland Select Value Fund to move into positive territory for the year. The Heartland Select Value Fund Investor Class gained 6.92%, significantly outperforming its benchmark, the Russell 3000 Value Index, which declined 3.05%.

More importantly, over each time frame shown in the Fund Summary, the Select Value Fund outperformed its benchmark. In recognition of the Fund’s consistent results, Lipper awarded the Heartland Select Value Fund the Best Multi-Cap Value Fund over 3, 5 and 10 years among 314, 244 and 101 peers as of December 31, 2008. This clean sweep in the multi-cap value category demonstrates the strength and consistency of Heartland’s investment process of selecting value companies regardless of capitalization over a variety of market environments. This approach has served shareholders well over the short- and long-term.

Aiding the Fund’s performance during the first half of 2009 were our holdings in the Energy, Financials and Information Technology sectors. Technology companies have been showing strength as they typically have little debt and play a key role in making other companies more efficient. The companies in this sector continue to grow earnings and cash flow at favorable rates despite the challenging economic environment. One example is the top performer in the Fund, ADTRAN, Inc. (ADTN).

During the second quarter, the Fund sold Smithfield Foods Inc. (SFD), a leader in hog production and pork processing. Our catalyst for owning Smithfield, the expectation that hog raising margins would begin to normalize, failed to materialize as rising feed costs have outpaced any recovery in hog pricing. We continue to monitor Smithfield as we wait for signs of commodity stability.

Utilities provided drag on the portfolio. Defensive sectors, such as utilities, underperformed the broader market as investors anticipated improving economic conditions. One example of a recent addition to the Fund was Hawaiian Electric Industries (HE). Hawaiian Electric is a regulated utility that supplies power to 95% of Hawaii’s population. The company’s earnings and stock have come under pressure recently as power consumption declined with the falloff in tourism. Over the longer term, however, we believe tourism will recover, and in the meantime, we find Hawaiian Electric’s 6% dividend yield attractive.

Expert opinions differ as to whether the poor markets have run their course or the bears have merely been in hibernation. At Heartland, we are not in the business of forecasting, but rather, particularly for the Select Value Fund, we are in the business of utilizing our time tested 10 Principles of Value Investing™ to choose stocks we believe have long-term potential for appreciation, regardless of capitalization. Markets change daily, but our approach “as an investor and not as a speculator,” as Benjamin Graham said, remains consistent day after day, month after month, and year after year.

We thank you for your continued confidence in these volatile times and hope that you will contact us should you have any questions or comments.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND SELECT VALUE FUND

FUND SUMMARY

Average Annual Total Returns as of June 30, 2009	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRSVX)	10-11-96	8.49%	7.11%	2.40%	-5.89%	-24.63%	6.92%
Institutional Class (HNSVX)	05-01-08	8.53	7.16	2.50	-5.74	-24.30	7.09
Russell 3000 Value Index	—	5.29	0.21	-2.14	-11.20	-28.73	-3.05
S&P 500 Index	—	4.09	-2.22	-2.24	-8.22	-26.21	3.16

Index Source: FactSet Research Systems, Inc.

As of May 1, 2009, the gross expense ratios for the Investor and Institutional Class are 1.33% and 1.29%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through to the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund seeks long-term capital appreciation by investing in a concentrated portfolio of companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The distinguishing characteristic of the Fund is its ability to invest in companies of all sizes, usually greater than $500 million, providing it the flexibility to generate consistent returns in a variety of market environments.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	52
Net assets	$308 mil.
NAV (Investor Class)	$19.32
NAV (Institutional Class)	$19.33
Median market cap	$4,638 mil.
Weighted average market cap	$16,884 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Raymond James Financial, Inc.	2.9%
Goodrich Corp.	2.7
Plexus Corp.	2.7
Walgreen Co.	2.7
Johnson Controls, Inc.	2.6
Covidien, Ltd.	2.6
ADTRAN, Inc.	2.5
ABB, Ltd., (ADR)	2.5
The Bank of New York Mellon Corp.	2.5
Hospira, Inc.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of June 30, 2009.

7

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Adam J. Peck, CFA Mike D. Petroff

MANAGEMENT REPORT

For the first half of 2009, the Heartland Value Plus Fund Investor Class increased 3.42% while the Russell 2000 Value Index declined 5.17%. The Fund’s outperformance compared to its benchmark continues to be a validation of the Fund’s focus on small value companies that pay dividends.

Thus far this year, Health Care has been one of the poorer performers in the Russell 2000 Value Index. The one-two punch of depressed hospital capital spending and potential health care reform has led many investors to avoid the sector. These concerns seem to have merit, but they also seem to be discounted, leaving potentially attractive valuations in their wake. Companies with good fundamentals also seem to be undervalued within the sector. We believe the Fund’s holdings offer products and services that will benefit from the secular growth in health care spending, while being less affected by Government-led reform efforts and depressed hospital budgets.

Take for example, STERIS Corp. (STE), a manufacturer of infection prevention and contamination control products. Their large installed-base of devices sterilize everything from scalpels to surgical lights. Consumables and services are meaningful recurring revenue streams. As Benjamin Franklin once said, “An ounce of prevention is worth a pound of cure.” Medicare apparently agrees having begun limiting reimbursement for hospital acquired infections. Even though earnings are forecast to drop 3% in 2010 (fiscal 2009’s were a record) and rebound again in 2011, STERIS’s price to earnings ratio has shrunk from over 30 times in 2008 to 13 times now. Unlike many companies whose valuations are down because earnings have cratered, we believe STERIS’ valuation seems to have cratered because investors fear government reform of the health care system.

We believe this extreme negativity has created an opportunity to invest in a number of health care companies which are near historically low valuations. Our contrarian discipline is triggered when it appears investors consciously avoid a stock or sector. When valuation and fundamentals align, we welcome these types of opportunities. In our view, this is certainly the case with the Health Care sector presently.

Moreover, we believe our security selection has served you well, given our outperformance despite relatively adverse market conditions for dividend paying stocks in recent months. For the first half of 2009, non-dividend paying companies within the Russell 2000 Value Index increased 8%, while dividend payers lost 13%.(1) While there will certainly be periods of underperformance for the dividend payers, we remain focused on their long-term results.

Our commitment to dividend paying small-cap equities is grounded in the outperformance of dividend paying stocks in the Russell 2000 Index(2) versus non-dividend payers by 1.2% dating back to 1991. Historically this incremental return was coupled with lower volatility. And as volatility in the market seems to be a constant, we remain disciplined stewards of your capital by targeting undervalued small capitalization dividend paying companies with strong balance sheets that seem to have catalysts to unlock the value we have identified.

Thank you for your continued confidence in these volatile times.

CFA is a registered trademark owned by the CFA Institute.

(1)    Source: Bank of America Securities - Merrill Lynch Small Cap Research; Russell Investment Group, July 1, 2009.

(2)    The Russell 2000 Index is used as a representation of small-cap equity stocks and is not the benchmark of the Fund.

8

HEARTLAND VALUE PLUS FUND

FUND SUMMARY

Average Annual Total Returns as of June 30, 2009	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRVIX)	10-26-93	9.73%	10.08%	7.32%	2.14%	0.10%	-22.41%	3.42%
Institutional Class (HNVIX)	05-01-08	9.76	10.11	7.36	2.21	0.22	-22.16	3.58
Russell 2000 Value Index	—	7.79	8.24	5.00	-2.27	-12.07	-25.24	-5.17
Russell 2000 Index	—	5.95	6.55	2.38	-1.71	-9.89	-25.01	2.64

Index Source: FactSet Research Systems, Inc.

As of May 1, 2009, the gross expense ratios for the Investor and Institutional Class are 1.27% and 1.19%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund seeks long-term capital appreciation and modest current income by investing primarily in a concentrated portfolio of dividend-paying companies, which we believe are undervalued relative to their intrinsic value.

The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with market capitalizations between $250 million and $4 billion, with a majority of its assets invested in companies that pay dividends. By investing in dividend paying companies, the Fund intends to capture the long-term capital appreciation of small-cap companies, while minimizing the volatility of returns inherent in the small-cap market.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	52
Net assets	$685 mil.
NAV (Investor Class)	$19.24
NAV (Institutional Class)	$19.23
Median market cap	$1,022 mil.
Weighted average market cap	$1,236 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Chemed Corp.	35%
Cimarex Energy Co.	3.1
St. Mary Land & Exploration Co.	3.0
Plains Exploration & Production Co.	3.0
Sensient Technologies Corp.	3.0
Hill-Rom Holdings, Inc.	3.0
Pall Corp.	2.9
STERIS Corp.	2.9
CONMED Corp.	2.8
Navigant Consulting, Inc.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of June 30, 2009.

9

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	Bill Nasgovitz Brad A. Evans, CFA Will R. Nasgovitz

MANAGEMENT REPORT

Historically, small and micro-cap stocks have moved first and furthest coming out of difficult economic periods. For the first half of 2009, this seems to have come to fruition: From the market lows on March 9 through the end of the second quarter, the Russell 2000 Value Index returned 44.4% compared to a return of 35.5% for the S&P 500 Index.*

Further, while micro-caps in the Russell 2000 Value Index experienced the greatest decline in 2008, the smallest of the small stocks gained the most over the first half of 2009.

As a result, with median market capitalization of $115 million, the Heartland Value Fund significantly outperformed its benchmark over the first half of 2009, gaining 14.86% while the Russell 2000 Value Index lost 5.17%.

As small-cap investors, we embrace this rebound, but we are mindful that the market has moved significantly higher in a very short time frame. Consequently, we remain focused on identifying undervalued companies with strong balance sheets that are capable not only of surviving, but thriving during these uncertain economic times.

One area we’ve recently found investment opportunity is in the defensive Health Care sector. In 2009, health care companies were discounted by the market because of depressed hospital capital spending and potential health care reform. Although this presents a near-term risk, we believe current valuations are reflective of such risk, and many health care companies present compelling valuations for long-term investors.

An example of a health care holding the Fund purchased after its stock price was negatively impacted is Analogic Corporation (ALOG). Analogic, which manufactures medical imaging products including MRI devices and CT scanners, has no debt and $12.50 cash/share. This financial flexibility should not only allow the company to navigate these turbulent times, but should also enable the company to pursue opportunistic initiatives that are not viable for other financially impaired companies. We believe Analogic’s strong financial profile, leading market position, and historically low valuation combines to provide an example of one of the many intriguing holdings in the Health Care sector.

Further aiding the Fund’s performance was an underweight in the Financial sector compared to its benchmark. Financials have been plagued by renewed market concerns over the health of the banking system given the continued deterioration in housing, unemployment and the prospect of dilutive capital raises.

The rally in the most recent months was a welcome respite from the doom and gloom that has pervaded the small and micro-cap market for the last two years. While this short time frame does not make a trend, nor does past performance guarantee future performance, we believe small and micro-cap stocks continue to have attractive attributes for generating long-term wealth.

According to Morningstar’s recent analyst report dated May 25, 2009, the Heartland Value Fund’s “long-term record remains strong.” We’re pleased to share with investors that since the Fund’s inception through June 30, 2009, a hypothetical $10,000 investment would have grown to $164,415.

Thank you for your continued trust and confidence in Heartland.

*  The S&P 500 Index provides an indication of broad market performance, but is not the benchmark for the Value Fund.

CFA is a registered trademark owned by the CFA Institute.

10

HEARTLAND VALUE FUND

FUND SUMMARY

Average Annual Total Returns as of June 30, 2009	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year-To- Date
Investor Class (HRTVX)	12-28-84	12.10%	9.64%	7.61%	-2.15%	-9.74%	-28.86%	14.86%
Institutional Class (HNTVX)	05-01-08	12.12	9.67	7.65	-2.06	-9.62	-28.60	15.06
Russell 2000 Value Index	—	10.20	8.24	5.00	-2.27	-12.07	-25.24	-5.17
Russell 2000 Index	—	8.53	6.55	2.38	-1.71	-9.89	-25.01	2.64

Index Source: FactSet Research Systems, Inc.

As of May 1, 2009, the gross expense ratios for the Investor and Institutional Class are 1.20% and 1.06%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund seeks long-term capital appreciation by investing in small and micro-cap companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with a market capitalization less than $1.5 billion and may invest a significant portion of its assets in companies with a market capitalization less than $300 million. The Fund focuses on the small and micro-cap market because it has historically provided superior long-term returns.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that the broad market generally will not recognize the intrinsic value of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	166
Net assets	$994 mil.
NAV (Investor Class)	$28.76
NAV (Institutional Class)	$28.88
Median market cap	$115 mil.
Weighted average market cap	$537 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Force Protection, Inc.	4.3%
InterDigital, Inc.	3.7
Analogic Corp.	3.5
Accuray, Inc.	2.4
BioScrip, Inc.	2.3
HLS Systems International, Ltd.	2.1
IAMGOLD Corp.	2.0
Encore Capital Group, Inc.	2.0
Rosetta Resources, Inc.	1.8
Swift Energy Co.	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of June 30, 2009.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2009. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	6.9%	52.6%
Small-Cap Holdings – $300 million - $2 billion	26.2	65.7	42.0
Mid-Cap Holdings – $2 - $10 billion	39.6	18.9	4.3
Large-Cap Holdings – Greater than $10 billion	33.2	0.0	0.0
Short-Term Investments	1.0	8.5	1.1
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2009. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	9.2%	3.3%	5.5%
Consumer Staples	6.8	0.5	5.2
Energy	11.5	15.1	9.1
Financials	15.0	10.1	6.9
Health Care	13.2	29.3	27.0
Industrials	13.9	12.9	23.1
Information Technology	15.9	10.4	15.1
Materials	6.4	8.6	5.4
Telecommunication Services	1.8	0.0	0.0
Utilities	5.3	0.5	1.7
Short-Term Investments	1.0	9.3	1.0
Total	100.0%	100.0%	100.0%

12

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

COMMON STOCKS (99.7%)		SHARES	VALUE
Aerospace & Defense (4.6%)
Goodrich Corp.(c)		168,000	$8,394,960
General Dynamics Corp.		105,000	5,815,950

			14,210,910
Airlines (2.4%)
Alaska Air Group, Inc.(a)		400,000	7,304,000
Auto Components (3.7%)
Johnson Controls, Inc.		369,000	8,014,680
Gentex Corp.		300,000	3,480,000

			11,494,680
Capital Markets (5.4%)
Raymond James Financial, Inc.		520,000	8,949,200
The Bank of New York Mellon Corp.		263,000	7,708,530

			16,657,730
Chemicals (2.8%)
Agrium, Inc.		150,000	5,983,500
PPG Industries, Inc.		60,000	2,634,000

			8,617,500
Commercial Banks (6.8%)
Canadian Western Bank (CAD)(b)		510,000	7,427,588
PNC Financial Services Group, Inc.		140,000	5,433,400
Investors Bancorp, Inc.(a)		555,426	5,087,702
Marshall & Ilsley Corp.		612,500	2,940,000

			20,888,690
Communications Equipment (2.5%)
ADTRAN, Inc.		365,000	7,836,550
Diversified Consumer Services (2.2%)
H&R Block, Inc.		400,000	6,892,000
Diversified Financial Services (0.7%)
Companhia Brasileira de Meios de Pagamentos (BRL)(a)(b)		251,500	2,162,682
Diversified Telecommunication Services (1.8%)
AT&T, Inc.		224,000	5,564,160
Electric Utilities (1.1%)
Hawaiian Electric Industries, Inc.		180,000	3,430,800
Electrical Equipment (2.5%)
ABB, Ltd. (ADR)		489,500	7,724,310
Electronic Equipment & Instruments (9.2%)
Plexus Corp.(a)		410,000	8,388,600
Avnet, Inc.(a)		330,000	6,939,900
Tyco Electronics, Ltd.		350,000	6,506,500
Benchmark Electronics, Inc.(a)		450,000	6,480,000

			28,315,000
Energy Equipment & Services (1.7%)
ShawCor Ltd., (Class A) (CAD)(b)		300,000	5,191,936
Food & Staples Retailing (4.6%)
Walgreen Co.		280,000	8,232,000
Safeway, Inc.		290,000	5,907,300

			14,139,300
Food Products (2.2%)
Hormel Foods Corp.		200,000	6,908,000
Health Care Equipment & Supplies (6.8%)
Covidien, Ltd.		210,000	7,862,400
Hospira, Inc.(a)		200,000	7,704,000
Stryker Corp.		135,000	5,364,900

			20,931,300
Household Durables (1.0%)
Whirlpool Corp.		72,100	3,068,576
Insurance (2.2%)
Unum Group		425,000	6,740,500
Machinery (1.7%)
Timken Co.		300,000	5,124,000
Metals & Mining (3.7%)
Alcoa, Inc.		550,000	5,681,500
IAMGOLD Corp. (CAD)(b)		550,000	5,570,219

			11,251,719
Multiline Retail (2.4%)
Kohl’s Corp.(a)(c)		170,000	7,267,500
Multi-Utilities (4.2%)
Integrys Energy Group, Inc.		225,000	6,747,750
MDU Resources Group, Inc.		330,000	6,260,100

			13,007,850
Oil, Gas & Consumable Fuels (9.9%)
Anadarko Petroleum Corp.		150,000	6,808,500
St. Mary Land & Exploration Co.		325,000	6,782,750
Southern Union Co.		344,900	6,342,711
Frontier Oil Corp.		350,000	4,588,500
Cabot Oil & Gas Corp.		97,000	2,972,080
Cimarex Energy Co.		101,900	2,887,846

			30,382,387
Pharmaceuticals (6.5%)
Wyeth		150,000	6,808,500
Johnson & Johnson		119,000	6,759,200
Forest Laboratories Inc.(a)		249,600	6,267,456

			19,835,156
Professional Services (0.6%)
Manpower, Inc.(c)		43,000	1,820,620
Road & Rail (2.3%)
Werner Enterprises, Inc.		385,000	6,976,200
Semiconductors (3.5%)
Intel Corp.		350,000	5,792,500
MEMC Electronic Materials, Inc.(a)		280,000	4,986,800

			10,779,300
Software (0.7%)
Electronic Arts, Inc.(a)		100,000	2,172,000

TOTAL COMMON STOCKS (Cost $326,765,396)			$306,695,356

SHORT-TERM INVESTMENTS (1.0%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (0.1%)
Wells Fargo (Grand Cayman)(d)	0.030%	$195,503	$195,503
U.S. Treasury Bills (0.9%)
U.S. Treasury Bills,
Discount Notes, 7/23/09	0.010%	3,000,000	2,999,781

TOTAL SHORT-TERM INVESTMENTS (Cost $3,195,484)			$3,195,284

TOTAL INVESTMENTS - (100.7%)(Cost $329,960,880)			309,890,640
Other assets and liabilities, net - (-0.7%)			(2,203,469)

TOTAL NET ASSETS - (100.0%)			$307,687,171

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Foreign-denominated security.

(c)	All or a portion of the Security is pledged as collateral on written options. See Note 2(g) in Notes to the Financial Statements.

(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2009.

Common Abbreviations:

(BRL) Brazil issuer.

(CAD) Canadian issuer.

(ADR) American Depositary Receipt.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

COMMON STOCKS (90.8%)			SHARES	VALUE
Aerospace & Defense (1.9%)
Triumph Group, Inc.			326,026	$13,041,040
Auto Components (1.4%)
Superior Industries International, Inc.			700,000	9,870,000
Capital Markets (1.4%)
BGC Partners, Inc. (Class A)(b)			2,500,000	9,475,000
Chemicals (5.4%)
Sensient Technologies Corp.			900,000	20,313,000
American Vanguard Corp.(b)			1,500,000	16,950,000

				37,263,000
Commercial Banks (1.2%)
Marshall & Ilsley Corp.			1,700,000	8,160,000
Containers & Packaging (1.3%)
Packaging Corp. of America			550,053	8,910,859
Diversified Consumer Services (0.7%)
Hillenbrand, Inc.			300,000	4,992,000
Diversified Financial Services (1.7%)
Asset Acceptance Capital Corp.(a)			1,500,000	11,535,000
Electronic Equipment & Instruments (4.8%)
Park Electrochemical Corp.			800,000	17,224,000
AVX Corp.			1,250,000	12,412,500
CTS Corp.			500,000	3,275,000

				32,911,500
Energy Equipment & Services (2.0%)
Unit Corp.(a)			500,000	13,785,000
Food Products (0.5%)
Flowers Foods, Inc.			150,000	3,276,000
Lance, Inc.			18,151	419,833

				3,695,833
Health Care Equipment & Supplies (18.4%)
Hill-Rom Holdings, Inc.			1,250,000	20,274,999
STERIS Corp.			750,000	19,560,000
CONMED Corp.(a)			1,250,000	19,400,000
Analogic Corp.			500,000	18,475,000
Invacare Corp.			1,000,000	17,650,000
Teleflex, Inc.			350,000	15,690,500
West Pharmaceutical Services, Inc.			240,600	8,384,910
The Cooper Companies, Inc.			250,000	6,182,500

				125,617,909
Health Care Providers & Services (6.6%)
Chemed Corp.			600,000	23,688,000
Owens & Minor, Inc.			250,000	10,955,000
Omnicare, Inc.			400,000	10,304,000

				44,947,000
Health Care Technology (4.4%)
IMS Health, Inc.			1,250,000	15,875,000
Omnicell, Inc.(a)			1,350,000	14,512,500

				30,387,500
Insurance (5.9%)
Brown & Brown, Inc.			600,000	11,958,000
Arthur J. Gallagher & Co.			400,000	8,536,000
HCC Insurance Holdings, Inc.			300,000	7,203,000
Horace Mann Educators Corp.			600,000	5,982,000
State Auto Financial Corp.			266,394	4,661,895
The Hanover Insurance Group, Inc.			52,541	2,002,338

				40,343,233
IT Services (2.7%)
MAXIMUS, Inc.			450,000	18,562,500
Machinery (6.2%)
Pall Corp.			750,000	19,920,000
FreightCar America, Inc.(b)			750,000	12,607,500
Federal Signal Corp.			1,250,000	9,562,500

				42,090,000
Metals & Mining (1.8%)
Kaiser Aluminum Corp.			350,000	12,568,500
Multiline Retail (1.1%)
Fred’s, Inc. (Class A)(c)			600,000	7,560,000
Oil, Gas & Consumable Fuels (13.1%)
Cimarex Energy Co.			750,000	21,255,000
St. Mary Land & Exploration Co.			1,000,000	20,870,000
Plains Exploration & Production Co.(a)			750,000	20,520,000
Frontier Oil Corp.			1,250,000	16,387,500
Cabot Oil & Gas Corp.			200,000	6,128,000
Holly Corp.			250,000	4,495,000

				89,655,500
Professional Services (3.5%)
Navigant Consulting, Inc.(a)			1,500,000	19,380,000
CDI Corp.			430,000	4,794,500

				24,174,500
Road & Rail (1.3%)
Werner Enterprises, Inc.			500,000	9,060,000
Semiconductors (2.9%)
Micrel, Inc.			2,000,000	14,640,000
Actel Corp.(a)			475,000	5,096,750

				19,736,750
Water Utilities (0.6%)
American Water Works Co., Inc.			200,000	3,822,000

TOTAL COMMON STOCKS (Cost $726,444,755)				$622,164,624

SHORT-TERM INVESTMENTS (9.3%)	INTEREST RATE		PAR AMOUNT	VALUE
Time Deposits (1.3%)
Wells Fargo (Grand Cayman)(d)	0.030%		$8,526,205	$8,526,205
U.S. Treasury Bills (8.0%)
U.S. Treasury Bills,	0.010	%-
Discount Notes, 7/23/09	0.080%		55,000,000	54,995,985

TOTAL SHORT-TERM INVESTMENTS (Cost $63,525,484)				$63,522,190

TOTAL INVESTMENTS - (100.1%) (Cost $789,970,239)				685,686,814
Other assets and liabilities, net - (-0.1%)				(865,911)

TOTAL NET ASSETS - (100.0%)				$684,820,903

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	All or a portion of the Security is pledged as collateral on written options. See Note 2(g) in Notes to the Financial Statements.

(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2009.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

COMMON STOCKS (99.8%)	SHARES	VALUE
Aerospace & Defense (1.5%)
Spirit Aerosystems Holdings, Inc.(a)	800,000	$10,992,000
Herley Industries, Inc.(a)	332,719	3,649,927

		14,641,927
Airlines (2.2%)
Copa Holdings S.A. (Class A)	250,000	10,205,000
US Airways Group, Inc.(a)	4,000,000	9,720,000
Alaska Air Group, Inc.(a)	100,000	1,826,000

		21,751,000
Auto Components (1.0%)
Tongxin International, Ltd.(a)(b)	1,064,000	6,586,160
Wonder Auto Technology, Inc.(a)	250,000	2,532,500
Hy-Drive Technologies, Ltd. (CAD)(a)(b)(c)(d)	5,000,000	1,375,575

		10,494,235
Biotechnology (1.4%)
Sangamo Biosciences, Inc.(a)(f)	2,000,000	9,880,000
China-Biotics, Inc. (Private Placement)(a)(d)(e)	200,000	2,156,000
China-Biotics, Inc.(a)	200,000	2,156,000
Isolagen, Inc.(a)(e)	1,648,913	16,489

		14,208,489
Building Products (0.2%)
Maezawa Kasei Industries Co., Ltd. (JPY)(c)	200,000	1,936,991
Capital Markets (1.1%)
Cowen Group, Inc.(a)	623,697	5,207,870
BGC Partners, Inc. (Class A)	750,000	2,842,500
FirstCity Financial Corp.(a)(b)(d)	621,400	2,740,374

		10,790,744
Chemicals (1.6%)
Omnova Solutions, Inc.(a)(b)	2,500,000	8,150,000
American Vanguard Corp.(f)	500,000	5,650,000
Chemtura Corp.(e)	7,000,000	1,680,000

		15,480,000
Commercial Banks (1.6%)
Marshall & Ilsley Corp.	1,562,500	7,500,000
StellarOne Corp.	174,760	2,263,142
Eastern Virginia Bankshares, Inc.	182,000	1,572,480
Hawthorn Bancshares, Inc.(d)	120,890	1,196,807
Pacific Premier Bancorp, Inc.(a)(d)	233,267	1,110,351
Tamalpais Bancorp(b)	200,000	1,054,000
Southern Community Financial Corp.	300,000	813,000

		15,509,780
Commercial Services & Supplies (2.2%)
Perma-Fix Environmental Services, Inc.(a)(b)	3,237,000	7,833,540
TRC Cos., Inc.(a)(b)(d)	1,750,000	7,000,000
Intersections, Inc.(a)(b)	1,500,000	6,960,000

		21,793,540
Communications Equipment (6.0%)
InterDigital, Inc.(a)	1,500,000	36,660,000
Extreme Networks, Inc.(a)	3,500,000	7,000,000
EMS Technologies, Inc.(a)	150,000	3,135,000
Lantronix, Inc.(a)(b)	5,740,000	2,640,400
Digi International, Inc.(a)	250,000	2,437,500
Westell Technologies, Inc.(a)(b)	4,042,700	2,336,681
Hemisphere GPS, Inc. (CAD)(a)(c)	2,000,000	1,857,026
Globecomm Systems, Inc.(a)	250,000	1,797,500
EF Johnson Technologies, Inc.(a)(b)	2,314,675	1,475,142

		59,339,249
Computers & Peripherals (0.1%)
Concurrent Computer Corp.(a)	100,000	571,000
Construction & Engineering (0.2%)
Layne Christensen Co.(a)	100,000	2,045,000
Diversified Financial Services (2.7%)
Encore Capital Group, Inc.(a)(b)	1,500,000	19,875,000
Asset Acceptance Capital Corp.(a)	622,500	4,787,025
Collection House, Ltd. (AUD)(c)	4,620,000	1,805,560

		26,467,585
Electrical Equipment (4.7%)
HLS Systems International, Ltd.(a)(b)	3,575,300	20,736,740
FuelCell Energy, Inc.(a)	3,000,000	12,540,000
UQM Technologies, Inc.(a)(b)(d)	2,555,000	6,591,900
Magnetek, Inc.(a)(b)(d)	2,900,000	4,031,000
C&D Technologies, Inc.(a)	1,000,000	2,000,000
China Ritar Power Corp.(a)	200,000	600,000
Orion Energy Systems, Inc.(a)	100,000	375,000

		46,874,640
Electronic Equipment & Instruments (1.1%)
Richardson Electronics, Ltd.(b)(d)	1,400,000	4,578,000
Wireless Ronin Technologies, Inc.(a)(b)(d)	1,380,000	3,381,000
MOCON, Inc.	200,000	1,720,000
O.I. Corp.(b)(d)	245,900	1,330,319
Napco Security Technologies, Inc.(a)	232,947	274,877

		11,284,196
Energy Equipment & Services (3.5%)
Newpark Resources, Inc.(a)(b)	5,000,000	14,250,000
Unit Corp.(a)	500,000	13,785,000
China Natural Gas, Inc.(a)(b)	656,300	6,897,713

		34,932,713
Food Products (4.3%)
Riken Vitamin Co., Ltd. (JPY)(c)(d)	329,500	9,508,590
Origin Agritech, Ltd.(a)(b)	2,000,000	9,280,000
Agria Corp. (ADR)(a)(b)	4,000,000	8,360,000
The Inventure Group, Inc.(a)(b)(d)	1,900,622	4,675,530
Hanover Foods Corp. (Class A)(d)(e)	49,250	4,383,250
Zhongpin, Inc.(a)	400,000	4,144,000
Monterey Gourmet Foods, Inc.(a)(b)(d)	1,590,000	2,718,900

		43,070,270
Health Care Equipment & Supplies (13.1%)
Analogic Corp.(b)	950,000	35,102,501
Accuray, Inc.(a)(b)	3,651,529	24,355,698
STERIS Corp.	550,000	14,344,000
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	938,000	7,964,748
STARR Surgical Co.(a)(b)	3,100,000	7,471,000
Fukuda Denshi Co., Ltd. (JPY)(c)	300,000	7,318,212
Osteotech, Inc.(a)(b)	1,449,157	6,376,291
CONMED Corp.(a)(f)	400,000	6,208,000
Invacare Corp.	300,000	5,295,000
Trinity Biotech Plc (ADR)(a)(b)	1,176,065	5,198,207
Home Diagnostics, Inc.(a)	750,000	4,605,000
National Dentex Corp.(a)(b)(d)	524,682	3,415,680
Digirad Corp.(a)(b)	1,800,000	2,304,000
Natus Medical, Inc.(a)	50,000	577,000

		130,535,337
Health Care Providers & Services (7.4%)
BioScrip, Inc.(a)(b)	3,895,000	23,058,400
America Service Group, Inc.(a)(b)	850,000	13,659,500
The Ensign Group, Inc.	750,000	10,672,500
Virtual Radiologic Corp.(a)	750,100	6,773,403
PDI, Inc.(a)(b)	1,096,323	4,494,924
Chemed Corp.	100,000	3,948,000
Health Grades, Inc.(a)	1,000,000	3,910,000
Animal Health International, Inc.(a)(b)	2,300,000	3,565,000
Hooper Holmes, Inc.(a)(b)	6,500,000	2,860,000
SRI/Surgical Express, Inc.(a)(b)	500,000	740,000
Medical Staffing Network Holdings, Inc.(a)	1,239,500	235,505

		73,917,232

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Household Durables (0.1%)
Flexsteel Industries, Inc.	100,000	$838,000
Household Products (0.8%)
Oil-Dri Corp. of America(b)	562,500	8,353,125
Insurance (1.0%)
Presidential Life Corp.	1,000,000	7,570,000
Meadowbrook Insurance Group, Inc.	250,000	1,632,500
Specialty Underwriters Alliance, Inc.(a)(b)	180,514	1,144,459

		10,346,959
IT Services (3.4%)
Computer Task Group, Inc.(a)(b)	1,500,000	9,150,000
Tier Technologies, Inc. (Class B)(a)	950,000	7,296,000
TechTeam Global, Inc.(a)(b)	1,042,600	6,818,604
StarTek, Inc.(a)(b)	750,000	6,015,000
Telvent GIT S.A.	146,938	3,184,146
Analysts International Corp.(a)(b)(d)	2,365,000	1,326,765

		33,790,515
Life Sciences Tools & Services (0.9%)
Cambrex Corp.(a)	1,250,000	5,150,000
MEDTOX Scientific, Inc.(a)	400,000	3,772,000
CNS Response, Inc.(a)(b)(d)	1,800,000	324,000

		9,246,000
Machinery (9.1%)
Force Protection, Inc.(a)(b)(f)	4,837,321	42,761,919
Federal Signal Corp.	1,869,375	14,300,719
Flanders Corp.(a)(b)	1,501,663	9,175,161
Portec Rail Products, Inc.(b)	700,000	6,895,000
Pall Corp.	250,000	6,640,000
Met-Pro Corp.	366,781	3,968,570
MFRI, Inc.(a)(b)	576,000	3,559,680
Mueller Water Products, Inc. (Class A)	500,000	1,870,000
Supreme Industries, Inc. (Class A)	575,178	920,285
Basin Water, Inc.(a)(b)	1,280,300	512,120

		90,603,454
Media (0.7%)
Horipro, Inc. (JPY)(c)(d)	700,000	5,587,793
Saga Communications, Inc.(a)	100,000	515,000
SPAR Group, Inc.(a)(b)(d)	1,123,883	449,553

		6,552,346
Metals & Mining (3.9%)
IAMGOLD Corp. (CAD)(c)(f)	2,000,000	20,255,341
First Majestic Silver Corp. (CAD)(a)(c)	2,500,000	5,115,419
PolyMet Mining Corp. (CAD)(a)(c)	3,500,000	4,453,424
Horsehead Holding Corp.(a)(c)	359,816	2,680,629
U.S. Silver Corp. (CAD)(a)(b)(c)	15,000,000	2,127,843
Midway Gold Corp. (CAD)(a)(c)	3,000,000	2,063,362
Energold Drilling Corp. (CAD)(a)(c)	1,000,000	1,633,495
North American Tungsten Corp. (CAD)(a)(c)	5,050,700	499,360

		38,828,873
Multiline Retail (1.9%)
Fred’s, Inc. (Class A)(f)	1,000,000	12,600,000
Duckwall-ALCO Stores, Inc.(a)(b)	380,400	6,189,108

		18,789,108
Oil, Gas & Consumable Fuels (5.6%)
Rosetta Resources, Inc.(a)	2,000,000	17,500,000
Swift Energy Co.(a)	1,000,000	16,650,000
Sherritt International Corp. (CAD)(c)	3,000,000	13,515,024
Clayton Williams Energy, Inc.(a)	380,209	7,174,544
Fairborne Energy, Ltd. (CAD)(a)(c)	400,000	1,272,407

		56,111,975
Pharmaceuticals (4.2%)
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	455,300	7,760,446
Discovery Laboratories, Inc.(a)(b)	7,185,000	7,400,550
Questcor Pharmaceuticals, Inc.(a)	1,000,000	5,000,000
ASKA Pharmaceutical Co., Ltd. (JPY)(c)	500,000	4,240,411
Cangene Corp. (CAD)(a)(c)	1,000,000	4,212,698
China Biologic Products, Inc.(a)	1,000,000	4,030,000
Noven Pharmaceuticals, Inc.(a)	250,000	3,575,000
Caraco Pharmaceutical Laboratories, Ltd.(a)	1,000,000	3,070,000
Obagi Medical Products, Inc.(a)	350,000	2,551,500

		41,840,605
Professional Services (2.7%)
Navigant Consulting, Inc.(a)	750,000	9,690,000
LECG Corp.(a)(b)	2,400,000	7,824,000
Barrett Business Services, Inc.	484,400	5,086,200
RCM Technologies, Inc.(a)(b)(d)	1,000,000	2,220,000
Hudson Highland Group, Inc.(a)	1,000,000	1,960,000

		26,870,200
Road & Rail (0.6%)
Marten Transport, Ltd.(a)(f)	300,000	6,228,000
Semiconductors (3.2%)
TriQuint Semiconductor, Inc.(a)	3,000,000	15,930,000
Micrel, Inc.	1,250,000	9,150,000
Actel Corp.(a)	600,000	6,438,000

		31,518,000
Software (1.4%)
Dynamics Research Corp.(a)(b)	784,516	7,853,005
ePlus, Inc.(a)	400,000	5,828,000
Evolving Systems, Inc.(a)	100,000	260,000

		13,941,005
Specialty Retail (1.2%)
Brown Shoe Co., Inc.	800,000	5,792,000
Shoe Carnival, Inc.(a)	362,898	4,329,373
The Forzani Group, Ltd. (CAD)(c)	114,900	1,419,519

		11,540,892
Textiles, Apparel & Luxury Goods (0.7%)
Lakeland Industries, Inc.(a)(b)(d)	500,000	4,089,999
LaCrosse Footwear, Inc.	137,590	1,286,467
Hampshire Group, Ltd.(a)(b)(d)(e)	365,291	894,963
Phoenix Footwear Group, Inc.(a)(b)(d)	796,000	429,840

		6,701,269
Thrifts & Mortgage Finance (0.4%)
B of I Holding, Inc.(a)(d)	400,000	2,436,000
HF Financial Corp.(d)	144,057	1,694,110

		4,130,110
Trading Companies & Distributors (0.2%)
Titan Machinery, Inc.(a)(f)	100,000	1,269,000
Aceto Corp.	101,900	679,673

		1,948,673
Transportation Infrastructure (0.2%)
Quixote Corp.(a)(b)	550,000	1,556,500
Water Utilities (1.7%)
Companhia de Saneamento Básico do Estado de São Paulo (ADR)	550,000	16,494,500

TOTAL COMMON STOCKS (Cost $1,188,501,366)		$991,784,037

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

WARRANTS (0.0%)			SHARES	VALUE
Energy Equipment & Services (0.0%)
China Natural Gas, Inc.(b)(e)			112,500	$—
Life Sciences Tools & Services (0.0%)
CNS Response, Inc.(b)(e)			540,000	—
Metals & Mining (0.0%)
Polymet Mining Corp. - A Warrants (CAD)(c)(e)			500,000	—
Polymet Mining Corp. - B Warrants (CAD)(c)(e)			500,000	—

TOTAL WARRANTS (Cost $-)				—

CORPORATE BONDS (0.1%)			PRINCIPAL AMOUNT
Commercial Banks (0.1%)
Marshall & Ilsley Corp., 5.350%, 4/1/11			$1,000,000	$950,883

TOTAL CORPORATE BONDS (Cost $880,452)				950,883

SHORT-TERM INVESTMENTS (1.0%)	INTEREST RATE		PAR AMOUNT	VALUE
Time Deposits (0.6%)
Wells Fargo (Grand Cayman)(g)	0.030%		$5,916,126	$5,916,126
U.S. Treasury Bills (0.4%)
U.S. Treasury Bills,	0.010	%-
Discount Notes, 7/23/09	0.080%		4,300,000	4,299,687

TOTAL SHORT-TERM INVESTMENTS (Cost $10,216,045)				$10,215,813

TOTAL INVESTMENTS - (100.9%) (Cost $1,199,597,863)				1,002,950,733
Other assets and liabilities, net - (-0.9%)				(8,637,342)

TOTAL NET ASSETS - (100.0%)				$994,313,391

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(j) to Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) to Notes to Financial Statements.

(f)	All or a portion of the Security is pledged as collateral on written options. See Note 2(g) in Notes to the Financial Statements.

(g)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2009.

Common Abbreviations:

(ADR) American Depositary Receipt.

(AUD) Australian issuer.

(BRL) Brazil issuer.

(CAD) Canadian issuer.

(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (a)	$329,960,880	$789,970,239	$1,199,518,375

Investments in securities, at value	$309,890,640	$646,654,314	$578,420,364
Investments in affiliates, at value (See Note 10)	—	39,032,500	424,530,369

Total Investments, at value	309,890,640	685,686,814	1,002,950,733

Receivable for securities sold	—	10,138,599	3,328,476
Receivable due from advisor	—	—	—
Accrued dividends and interest	454,497	657,504	1,022,614
Receivable for capital shares issued	310,850	871,336	296,985
Prepaid expenses	44,798	174,164	104,472

Total Assets	310,700,785	697,528,417	1,007,703,280
LIABILITIES:
Written options, at value (proceeds $753,574, $83,320, and $3,638,257, respectively)	413,500	50,000	7,421,814
Payable for securities purchased	1,928,124	11,216,792	4,929,354
Payable for capital shares redeemed	569,497	1,225,215	693,815
Accrued expenses
Fund accounting fees	8,156	17,931	25,669
Transfer agency fees	67,781	160,614	192,650
Other	26,556	36,962	126,587

Total Liabilities	3,013,614	12,707,514	13,389,889

TOTAL NET ASSETS	$307,687,171	$684,820,903	$994,313,391

NET ASSETS CONSIST OF:
Paid-in capital	$391,099,203	$863,420,544	$1,234,729,314
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,024,336	(20)	(2,210,538)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(64,725,828)	(74,349,516)	(37,855,400)
Net unrealized appreciation (depreciation) on investments	(19,710,540)	(104,250,105)	(200,349,985)

TOTAL NET ASSETS	$307,687,171	$684,820,903	$994,313,391

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$277,876,474	$625,417,891	$950,395,671
Shares outstanding	14,382,476	32,502,045	33,048,117

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$19.32	$19.24	$28.76

INSTITUTIONAL CLASS:
Net assets	$29,810,697	$59,403,012	$43,917,720
Shares outstanding	1,542,023	3,088,783	1,520,880

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$19.33	$19.23	$28.88

(a)	Includes cost of investments in affiliates of $59,699,889 for the Value Plus Fund and $544,016,153 for the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

STATEMENTS OF OPERATIONS

For the Semiannual Period Ended June 30, 2009 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$2,783,804	$5,501,244	$3,213,285
Interest	12,666	20,374	21,222
Foreign taxes withheld	(22,934)	—	(63,665)

Total Investment Income	2,773,536	5,521,618	3,170,842
EXPENSES:
Management fees	1,036,080	2,311,678	3,246,520
Distribution fees - Investor Class	316,868	769,315	1,022,452
Transfer agency fees	220,266	524,284	570,441
Fund accounting fees	43,987	104,682	136,857
Custodian fees	13,444	29,559	61,760
Printing and communication fees	10,873	27,156	39,811
Postage fees	18,160	42,249	53,729
Legal fees	10,430	26,244	35,622
Registration fees	6,466	46,453	10,218
Directors’ fees	14,228	36,674	44,022
Audit fees	19,335	25,514	36,490
Insurance fees	20,327	31,566	89,154
Other expenses	13,418	25,185	34,304

Total expenses before waivers	1,743,882	4,000,559	5,381,380
Expenses waived by Investment Advisor (See Note 4)	—	—	—

Net Expenses	1,743,882	4,000,559	5,381,380

NET INVESTMENT INCOME (LOSS)	1,029,654	1,521,059	(2,210,538)
REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	(46,263,860)	(63,115,639)	(25,298,432)
Futures contracts	—	—	(8,085,453)
Written options	—	2,123,347	5,550,564
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	63,637,169	73,772,835	158,486,980
Written options	340,074	(180,679)	(3,117,618)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	17,713,383	12,599,864	127,536,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,743,037	$14,120,923	$125,325,503

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Semiannual Period Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	For the Semiannual Period Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,029,654	$2,043,726	$1,521,059	$4,078,780
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(46,263,860)	(16,996,710)	(60,992,292)	(13,342,657)
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	63,977,243	(101,321,130)	73,592,156	(181,423,051)

Net increase (decrease) in net assets resulting from operations	18,743,037	(116,274,114)	14,120,923	(190,686,928)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(1,893,718)	(2,921,732)	(1,842,208)
Institutional Class(a)	—	(220,110)	(406,364)	(33,880)

Total distributions to shareholders	—	(2,113,828)	(3,328,096)	(1,876,088)
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	55,424,224	168,851,934	221,211,724	919,680,787
Dividends reinvested	—	1,855,054	2,866,014	1,791,815
Value of shares redeemed	(57,299,124)	(124,685,622)	(279,048,482)	(295,980,476)

Total Investor Class	(1,874,900)	46,021,366	(54,970,744)	625,492,126
Institutional Class(a)
Proceeds from shares issued	10,527,440	25,305,760 (b)	33,246,884	36,747,034 (b)
Dividends reinvested	—	186,609	381,259	33,873
Value of shares redeemed	(2,711,296)	(964,215)	(9,335,336)	(2,781,988)

Total Institutional Class	7,816,144	24,528,154	24,292,807	33,998,919

Net increase (decrease) in net assets derived from capital transactions	5,941,244	70,549,520	(30,677,937)	659,491,045

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,684,281	(47,838,422)	(19,885,110)	466,928,029
NET ASSETS AT THE BEGINNING OF THE PERIOD	283,002,890	330,841,312	704,706,013	237,777,984

NET ASSETS AT THE END OF THE PERIOD	$307,687,171	$283,002,890	$684,820,903	$704,706,013

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$1,024,336	$(5,318)	$(20)	$1,807,017

(a)	Institutional Class commenced operations on May 1, 2008.

(b)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	For the Semiannual Period Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,210,538)	$(7,290,293)
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(27,833,321)	(8,748,199)
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	155,369,362	(625,359,404)

Net increase (decrease) in net assets resulting from operations	125,325,503	(641,397,896)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(3,335,508)

Total distributions to shareholders	—	(3,335,508)
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	42,472,349	154,628,057
Dividends reinvested	—	3,230,765
Value of shares redeemed	(82,064,491)	(372,237,565)

Total Investor Class	(39,592,142)	(214,378,743)
Institutional Class(a)
Proceeds from shares issued	3,805,033	66,806,020 (b)
Dividends reinvested	—	—
Value of shares redeemed	(5,871,613)	(5,285,825)

Total Institutional Class	(2,066,580)	61,520,195

Net increase (decrease) in net assets derived from capital transactions	(41,658,722)	(152,858,548)

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,666,781	(797,591,952)
NET ASSETS AT THE BEGINNING OF THE PERIOD	910,646,610	1,708,238,562

NET ASSETS AT THE END OF THE PERIOD	$994,313,391	$910,646,610

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(2,210,538)	$—

(a)	Institutional Class commenced operations on May 1, 2008.

(b)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Semiannual Period Ended
	June 30, 2009		For the Year Ended December 31,
Investor Class	(Unaudited)		2008		2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$18.07		$26.48		$27.93	$25.56	$23.37	$20.16
Income (loss) from investment operations:
Net investment income (loss)	0.06		0.13		0.17	0.15	0.06	0.01
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	1.19		(8.41)		0.97	4.12	3.10	3.42

Total income (loss) from investment operations	1.25		(8.28)		1.14	4.27	3.16	3.43
Less distributions from:
Net investment income	—		(0.13)		(0.17)	(0.14)	(0.06)	(0.01)
Net realized gains on investments	—		—		(2.42)	(1.76)	(0.91)	(0.21)

Total distributions	—		(0.13)		(2.59)	(1.90)	(0.97)	(0.22)

Net asset value, end of period	$19.32		$18.07		$26.48	$27.93	$25.56	$23.37

TOTAL RETURN	6.92	%(a)	(31.23)%		4.02%	16.69%	13.49%	17.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$277,876		$263,379		$330,841	$290,038	$154,765	$109,528
Percentage of expenses to average net assets	1.29	%(b)	1.33%		1.24%	1.25%	1.27%	1.33%
Percentage of net investment income (loss) to average net assets	0.72	%(b)	0.65%		0.59%	0.59%	0.27%	0.07%
Portfolio turnover rate	27	%(a)	65	%(e)	63%	51%	42%	72%

Institutional Class(c)	For the Semiannual Period Ended June 30, 2009 (Unaudited)		For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$18.05		$26.20
Income (loss) from investment operations:
Net investment income (loss)	0.10		0.12
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	1.18		(8.07)

Total income (loss) from investment operations	1.28		(7.95)
Less distributions from:
Net investment income	—		(0.20)

Total distributions	—		(0.20)

Net asset value, end of period	$19.33		$18.05

TOTAL RETURN	7.09	%(a)	(30.28	)%(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$29.811		$19,623
Percentage of gross expenses to average net assets	0.93	%(b)	1.29	%(b)
Percentage of net expenses to average net assets(d)	0.93	%(b)	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waiver	1.08	%(b)	1.30	%(b)
Percentage of net investment income (loss) to average net assets(d)	1.08	%(b)	1.61	%(b)
Portfolio turnover rate	27	%(a)	65	%(a)

(a)	Not annualized.

(b)	Annualized.

(c)	Institutional Class commenced operations on May 1, 2008.

(d)	After expense reimbursement from the Advisor, where applicable.

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Semiannual Period Ended
	June 30, 2009		For the Year Ended December 31,
Investor Class	(Unaudited)		2008		2007		2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$18.70		$22.87		$26.78		$25.85	$26.85	$23.57
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.16		0.46		0.16	0.15	0.09
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	0.58		(4.23)		0.94		3.38	0.22	3.91

Total income (loss) from investment operations	0.63		(4.07)		1.40		3.54	0.37	4.00
Less distributions from:
Net investment income	(0.09)		(0.10)		(0.42)		(0.20)	(0.12)	(0.07)
Net realized gains on investments	—		—		(4.89)		(2.41)	(1.25)	(0.65)

Total distributions	(0.09)		(0.10)		(5.31)		(2.61)	(1.37)	(0.72)

Net asset value, end of period	$19.24		$18.70		$22.87		$26.78	$25.85	$26.85

TOTAL RETURN	3.42	%(a)	(17.88)%		4.73%		13.63%	1.34%	16.98%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$625,418		$674,004		$237,778		$240,308	$274,786	$416,516
Percentage of expenses to average net assets	1.23	%(b)	1.27%		1.21%		1.26%	1.25%	1.23%
Percentage of net investment income (loss) to average net assets	0.44	%(b)	0.88%		1.63%		0.59%	0.49%	0.34%
Portfolio turnover rate	41	%(a)	53	%(e)	107	%(f)	45%	36%	57%

Institutional Class(c)	For the Semiannual Period Ended June 30, 2009 (Unaudited)		For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$18.72		$24.58
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.13
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	0.61		(5.91)

Total income (loss) from investment operations	0.65		(5.78)
Less distributions from:
Net investment income	(0.14)		(0.08)

Total distributions	(0.14)		(0.08)

Net asset value, end of period	$19.23		$18.72

TOTAL RETURN	3.58	%(a)	(23.60	)%(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,403		$30,702
Percentage of gross expenses to average net assets	0.99	%(b)	1.19	%(b)
Percentage of net expenses to average net assets(d)	0.99	%(b)	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waiver	0.75	%(b)	1.13	%(b)
Percentage of net investment income (loss) to average net assets(d)	0.75	%(b)	1.33	%(b)
Portfolio turnover rate	41	%(a)	53	%(e)

(a)	Not annualized.

(b)	Annualized.

(c)	Institutional Class commenced operations on May 1, 2008.

(d)	After expense reimbursement from the Advisor, where applicable.

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Funds’s portfolio holdings due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Semiannual Period Ended
	June 30, 2009		For the Year Ended December 31,
Investor Class	(Unaudited)		2008		2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$25.04		$41.50		$51.21	$44.80	$49.81	$51.14
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.25)		(0.03)	(0.03)	(0.25)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	3.78		(16.13)		(2.81)	12.60	1.27	4.59

Total income (loss) from investment operations	3.72		(16.38)		(2.84)	12.57	1.02	4.34
Less distributions from:
Net investment income	—		—		(0.14)	(0.30)	—	—
Net realized gains on investments	—		(0.08)		(6.73)	(5.86)	(6.03)	(5.67)

Total distributions	—		(0.08)		(6.87)	(6.16)	(6.03)	(5.67)

Net asset value, end of period	$28.76		$25.04		$41.50	$51.21	$44.80	$49.81

TOTAL RETURN	14.86	%(a)	(39.53	)%(a)	(5.53)%	28.02%	1.99%	9.11%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$950,396		$870,247		$1,708,239	$2,016,244	$1,537,575	$1,876,300
Percentage of expenses to average net assets	1.26	%(b)	1.20%		1.14%	1.12%	1.19%	1.20%
Percentage of expenses to average net assets (excluding dividend expense)	1.26	%(b)	1.20%		1.14%	1.12%	1.17%	1.20%
Percentage of net investment income (loss) to average net assets	(0.53	)%(b)	(0.53)%		(0.13)%	(0.20)%	(0.51)%	(0.46)%
Portfolio turnover rate	20	%(a)	60	%(e)	56%	49%	36%	32%

Institutional Class(c)	For the Semiannual Period Ended June 30, 2009 (Unaudited)		For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$25.10		$39.69
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.06)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	3.79		(14.53)

Total income (loss) from investment operations	3.78		(14.59)
Less distributions from:
Net investment income	—		—
Net realized gains on investments	—		—

Total distributions	—		—

Net asset value, end of period	$28.88		$25.10

TOTAL RETURN	15.06	%(a)	(36.76	)%(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$43,918		$40,399
Percentage of gross expenses to average net assets	0.93	%(b)	1.06	%(b)
Percentage of net expenses to average net assets(d)	0.93	%(b)	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waiver	(0.20	)%(b)	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets(d)	(0.20	)%(b)	(0.41	)%(b)
Portfolio turnover rate	20	%(a)	60	%(e)

(a)	Not annualized.

(b)	Annualized.

(c)	Institutional Class commenced operations on May 1, 2008.

(d)	After expense reimbursement from the Advisor, where applicable.

(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2009, 0.7% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds disclose the classification of their fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board.

The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets.

•

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2009:

	LEVEL 1 Quoted Prices		LEVEL 2 Other Significant Observable Inputs		LEVEL 3** Significant Unobservable Inputs		TOTAL
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Select Value Fund
Common Stocks	$306,695,356	$—	$—	$—	$—	$—	$306,695,356	$—
Short-Term Investments	—	—	3,195,284	—	—	—	3,195,284	—
Options Written	—	(413,500)	—	—	—	—	—	(413,500)
Value Plus Fund
Common Stocks	622,164,624	—	—	—	—	—	622,164,624	—
Short-Term Investments	—	—	63,522,190	—	—	—	63,522,190	—
Options Written	—	(50,000)	—	—	—	—	—	(50,000)
Value Fund
Common Stocks	991,460,038	—	324,000	—	—	—	991,784,037	—
Corporate Bonds	—	—	950,883	—	—	—	950,883	—
Warrants	—	—	—	—	—	—	—	—
Short-Term Investments	—	—	10,215,813	—	—	—	10,215,813	—
Options Written	—	(7,421,814)	—	—	—	—	—	(7,421,814)

*	Other financial investments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation/(depreciation).

**	During the semiannual period, the Value Fund held one security whose fair value measurement was deemed a Level 3 for a period of less than two months. The fair value of the security at the time it was classified as a Level 3 was $82,446. The fair value was $41,224 (an unrealized depreciation of $41,222) when the security ceased being a Level 3. There were no transactions in this security during the period it was clasified as a Level 3. The net unrealized appreciation/(depreciation) is included in the related amounts on investments in the Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation in the Statement of Operations.

(c)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(d)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2008, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2008, the following reclassifications have been made to increase (decrease) such amounts.

25

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$60,306	$(84,104)	$23,798
Value Plus Fund	(394,668)	(14,567)	409,235
Value Fund	14,897,088	126,959	(15,024,047)

Total net assets are not affected by these reclassifications.

(e)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(f)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(g)	The Funds have adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Funds use of derivative instruments and hedging activities. See Notes 2(h) and 2(i) for further disclosure related to the Funds use of derivative instruments.

Balance Sheet - Fair Value of Derivative Instruments as of June 30, 2009:

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Select Value Fund Fair Value	Value Plus Fund Fair Value	Value Fund Fair Value
Liability Derivatives
Equity Contracts	Written options, at value	$413,500	$50,000	$7,421,814

		$413,500	$50,000	$7,421,814

The Effect of Derivative Instruments on the Statement of Operations for the semiannual period ended June 30, 2009:

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain/(Loss) On Derivatives Regognized in Income	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
SELECT VALUE FUND
Equity Contracts	Net realized gains (losses) on: Futures contracts and Written options/ Net change in unrealized appreciation (depreciation) on: Written options	$—	$340,074

		$—	$340,074

VALUE PLUS FUND
Equity Contracts	Net realized gains (losses) on: Futures contracts and Written options/ Net change in unrealized appreciation (depreciation) on: Written options	$2,123,347	$(180,679)

		$2,123,347	$(180,679)

VALUE FUND
Equity Contracts	Net realized gains (losses) on: Futures contracts and Written options Net change in unrealized appreciation (depreciation) on: Written options	$(2,534,889)	$(3,117,618)

		$(2,534,889)	$(3,117,618)

(h)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no open futures positions at June 30, 2009.

26

(i)	The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities, increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Funds may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds had the following transactions in written covered call options during the semiannual period ended June 30, 2009:

	SELECT VALUE FUND		VALUE PLUS FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2008	—	$—	2,000	$223,999	11,500	$749,061
Options written	4,560	890,073	32,500	2,818,815	300,686	14,397,320
Options expired	—	—	(18,000)	(1,362,503)	(139,686)	(7,648,720)
Options closed	—	—	(7,500)	(1,077,994)	(25,000)	(1,336,031)
Options exercised	(750)	(136,499)	(7,000)	(518,997)	(47,500)	(2,523,373)

Balance at June 30, 2009	3,810	$753,574	2,000	$83,320	100,000	$3,638,257

FUND NAME	NUMBER OF CONTRACTS	VALUE
SELECT VALUE FUND
Goodrich Corp., $55.00, 8/22/09 (covered call)	1,680	$184,800
Kohl’s Corp., $50.00, 10/17/09 (covered call)	1,700	224,400
Manpower, Inc., $50.00, 7/18/09 (covered call)	430	4,300

	3,810	$413,500

VALUE PLUS FUND
Fred’s, Inc., $15.00, 8/22/09 (covered call)	2,000	$50,000

	2,000	$50,000

VALUE FUND
American Vanguard Corp., $17.50, 08/22/09 (covered call)	5,000	$50,000
CONMED Corp., $22.50, 08/22/09 (covered call)	3,000	45,000
Force Protection, Inc., $12.50, 07/18/09 (covered call)	18,000	630,000
Force Protection, Inc., $10.00, 09/19/09 (covered call)	20,000	2,600,000
Force Protection, Inc., $7.50, 09/19/09 (covered call)	10,000	2,460,000
Fred’s, Inc., $15.00, 08/22/09 (covered call)	50,000	250,000
IAMGOLD Corp. (CAD), $14.00, 08/22/09 (covered call)	20,000	601,814
Marten Transport, Ltd., $22.50, 08/22/09 (covered call)	3,000	300,000
Sangamo Biosciences, Inc., $5.00, 08/22/09 (covered call)	10,000	470,000
Titan Machinery, Inc., $15.00, 07/18/09 (covered call)	1,000	15,000

	100,000	$7,421,814

(j)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. The Funds did not hold any short positions during the semiannual period or at June 30, 2009.

(k)	At June 30, 2009, 8.79% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(l)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. The Funds did not hold any restricted securities at June 30, 2009.

(m)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the semiannual period or at June 30, 2009.

(n)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(o)	For all open tax years and all major taxing jurisdictions, management of the Funds have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(p)	The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. GAAP also requires an evaluation of subsequent events through August 20, 2009, the issuance date of the financial statements.

27

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2009 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 2.0%. Commitment fees are computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit payable quarterly in arrears. The Value Plus Fund borrowed an average of $1,466,667 for 3 days with a weighted average interest rate of 1.63% in 2009. The Value Fund borrowed an average of $2,255,500 from the credit facility for 4 days with a weighted average interest rate of 2.21% in 2009.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the semiannual period ended June 30, 2009, $217,174 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the semiannual period ended June 30, 2009, there were no waiver amounts required for the Select Value Fund, Value Plus Fund and Value Fund, respectively. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2009, there were no amounts payable.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For the semiannual period ended June 30, 2009, the fees were $2,036, $25,784 and $440 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the semiannual period ended June 30, 2009, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$90,389,759	$71,583,660
Value Plus Fund	252,588,248	306,811,742
Value Fund	173,650,259	198,794,098

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$329,960,880	$24,352,037	$(44,422,277)	$(20,070,240)
Value Plus Fund	792,704,348	33,035,233	(140,052,767)	(107,017,534)
Value Fund	1,201,190,208	182,543,898	(380,783,373)	(198,239,475)

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2008, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses and currency losses of $10,520,428, $4,843,870 and $287,251, respectively.

28

(8)	FUND SHARE TRANSACTIONS

For the semiannual period ended June 30, 2009, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	3,193,247	12,419,083	1,724,805
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	170,308	—
Shares redeemed	(3,389,513)	(16,130,413)	(3,428,267)

Net increase (decrease) in Fund shares	(196,266)	(3,541,022)	(1,703,462)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	615,078	1,988,881	156,230
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	22,605	—
Shares redeemed	(160,434)	(563,045)	(244,694)

Net increase (decrease) in Fund shares	454,644	1,448,441	(88,464)

For the year ended December 31, 2008, fund share transactions were as follows:

Investor Class	VALUE FUND	SELECT PLUS FUND	VALUE VALUE FUND
Shares issued	7,451,851	39,657,122	4,379,240
Reinvested distributions from net investment income & distributions from net realized gains on investments	108,522	74,173	86,367
Shares redeemed	(5,475,070)	(14,083,839)	(10,873,433)

Net increase (decrease) in Fund shares	2,085,303	25,647,456	(6,407,826)

Institutional Class(1)	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued(2)	1,124,924	1,783,522	1,791,403
Reinvested distributions from net investment income & distributions from net realized gains on investments	10,938	1,381	—
Shares redeemed	(48,483)	(144,561)	(182,059)

Net increase (decrease) in Fund shares	1,087,379	1,640,342	1,609,344

(1)	Institutional Class activity presented is for the period from May 1, 2008 (commencement of operations) through December 31, 2008.

(2)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

(9)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value and Value Plus Funds; that is, the Fund held 5% or more of their outstanding voting securities during the year ended June 30, 2009:

VALUE FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
Accuray, Inc.	2,692,220	959,309	—	3,651,529	$—	$—
Agria Corp.	2,000,000	2,000,000	—	4,000,000	—	—
America Service Group, Inc.	885,000	—	35,000	850,000	—	(112,119)
Analogic Corp.	700,000	250,000	—	950,000	190,000	—
Analysts International Corp.	2,365,000	—	—	2,365,000	—	—
Animal Health International	1,892,525	407,475	—	2,300,000	—	—
Basin Water, Inc.	1,280,300	—	—	1,280,300	—	—
BioScrip, Inc.	3,640,000	255,000	—	3,895,000	—	—
CallWave, Inc.	1,000,000	1,000,000	2,000,000	—	—	(1,709,505)
China Natural Gas, Inc.	1,500,000	—	843,700	656,300	—	521,084
China Natural Gas, Inc. (Warrants)	225,000	—	112,500	112,500	—	—
CNS Response, Inc.	1,800,000	—	—	1,800,000	—	—
CNS Response, Inc. (Warrants)	540,000	—	—	540,000	—	—
Computer Task Group, Inc.	1,340,806	159,194	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Discovery Laboratories, Inc.	7,185,000	—	—	7,185,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	784,516	—	—	784,516	—	—
EF Johnson Technologies, Inc.(a)	2,314,675	—	—	2,314,675	—	—
Encore Capital Group, Inc.	1,500,000	—	—	1,500,000	—	—

29

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
FirstCity Financial Corp.	621,400	—	—	621,400	$—	$—
Flanders Corp.	1,501,663	—	—	1,501,663	—	—
Force Protection, Inc.	6,000,000	—	1,162,679	4,837,321	—	930,883
Hampshire Group, Ltd.	450,920	—	85,629	365,291	—	(161,547)
hi/fn, Inc.	1,342,526	—	1,342,526	—	—	(2,559,458)
HLS Systems International, Ltd.	3,149,000	426,300	—	3,575,300	—	—
Hooper Holmes, Inc.	6,500,000	—	—	6,500,000	—	—
Hy-Drive Technologies, Ltd. (CAD)	5,000,000	—	—	5,000,000	—	—
Intersections, Inc.	1,500,000	—	—	1,500,000	—	—
Lakeland Industries, Inc.	500,000	—	—	500,000	—	—
Lantronix, Inc.	5,740,000	—	—	5,740,000	—	—
LECG Corp.	2,400,000	—	—	2,400,000	—	—
Magnetek, Inc.	2,850,000	50,000	—	2,900,000	—	—
MFRI, Inc.	300,000	276,000	—	576,000	—	—
Monterey Gourmet Foods, Inc,.	1,000,000	590,000	—	1,590,000	—	—
National Dentex Corp.	524,682	—	—	524,682	—	—
Newpark Resources, Inc.	5,000,000	—	—	5,000,000	—	—
O.I. Corp.	245,900	—	—	245,900	24,590	—
Oil-Dri Corp. of America	562,500	—	—	562,500	157,500	—
Omnova Solutions, Inc.	1,956,793	543,207	—	2,500,000	—	—
Origin Agritech, Ltd.	2,000,000	—	—	2,000,000	—	—
Osteotech, Inc.	1,449,157	—	—	1,449,157	—	—
PDI, Inc.	1,045,421	50,902	—	1,096,323	—	—
Perma-Fix Environmental Services, Inc.	2,500,000	737,000	—	3,237,000	—	—
Phoenix Footwear Group, Inc.	796,000	—	—	796,000	—	—
Portec Rail Products, Inc.	700,000	—	—	700,000	84,000	—
Quixote Corp.	550,000	—	—	550,000	—	—
RCM Technologies, Inc.	1,000,000	—	—	1,000,000	—	—
Richardson Electronics, Ltd.	1,400,000	—	—	1,400,000	56,000	—
SPAR Group, Inc.	1,228,000	—	104,117	1,123,883	—	18,106
Specialty Underwriters Alliance, Inc.	1,370,000	—	1,189,486	180,514	—	375,388
SRI/Surgical Express, Inc.	500,000	—	—	500,000	—	—
STARR Surgical Co.	2,000,000	1,100,000	—	3,100,000	—	—
StarTek, Inc.	750,000	—	—	750,000	—	—
Tamalpais Bancorp(b)	200,000	—	—	200,000	12,000	—
TechTeam Global, Inc.	1,042,600	—	—	1,042,600	—	—
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—
Tongxin International, Ltd.(c)	1,064,000	—	—	1,064,000	—	—
Trinity Biotech Plc (ADR)	923,000	253,065	—	1,176,065	—	—
TRC Cos., Inc.	1,750,000	—	—	1,750,000	—	—
TXCO Resources, Inc.	2,500,000	—	2,500,000	—	—	(23,976,696)
U.S. Silver Corp. (CAD)	10,189,000	4,811,000	—	15,000,000	—	—
UQM Technologies, Inc.	2,555,000	—	—	2,555,000	—	—
Westell Technologies, Inc.	1,401,000	2,641,700	—	4,042,700	—	—
Wireless Ronin Technologies, Inc.	1,380,000	—	—	1,380,000	—	—

					$524,090	$(26,673,863)

(a) Formerly EFJ, Inc.

(b) Formerly EPIC Bancorp

(c) Formerly Asia Automotive Acquisition Co.

VALUE PLUS FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
American Vanguard Corp.	1,425,000	75,000	—	1,500,000	$71,250	$—
BGC Partners, Inc.	2,500,000	—	—	2,500,000	325,000	—
FreightCar America, Inc.	750,000	—	—	750,000	90,000	—
Quixote Corp.	525,000	—	525,000	—	—	(6,129,102)

					$486,250	$(6,129,102)

30

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 14, 2009, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

•	A summary of outside service providers to the Corporation;

•	A summary of the Advisor’s investment process;

•	Biographical information regarding the portfolio management teams for the Select Value, Value Plus and Value Funds;

•	The Advisor’s current Form ADV (Part II) and Schedule F of Form ADV;

•	Information regarding soft dollar practice and usage; and

•	A summary of brokerage commissions for 2009 trading activity undertaken on behalf of the Funds.

PERFORMANCE, FEES AND EXPENSES OF EACH FUND

•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups;

•	Quarterly information comparing performance to standardized indices; and

•	Information on each Fund’s advisory fee and expense ratio to a peer group of funds and Morningstar and Lipper rankings for the investment performance.

PROFITABILITY AND FINANCIAL STRENGTH OF THE ADVISOR

•	A profitability analysis and other financial reports prepared by management of the Advisor;

•	An independent advisor profitability study prepared by Lipper, Inc.;

•	A summary of revenue sharing arrangements that the Advisor has in place with various financial intermediaries;

•	The Advisor’s financial statements for the years ended December 31, 2007 and 2008, together with the independent auditors report thereon;

•

Consolidated financial statements of Heartland Holdings, Inc. (the parent company of the Advisor) and its subsidiaries for the years ended December 31, 2007 and 2008, together with the independent auditors report thereon;

•	Consolidated (unaudited) financial statements of Heartland Holdings, Inc. and its subsidiaries for the period ended March 31, 2009;

•

A memorandum from management updating the Board of Directors on management’s analysis of the financial resources of the Advisor, its ability to fulfill its obligations to the Funds under the Advisory Agreements, and various financial projections;

•	Shareholder Equity Projection for Heartland Holdings, Inc. and its subsidiaries; and

•	Business valuation analysis for Heartland Holdings, Inc. and its subsidiaries.

ECONOMIES OF SCALE

•	A summary comparison of flat rate versus breakpoint fee structures among the Funds and their expense peer group and other comparative expense information; and

•	Information from the Lipper Management Fee Benchmarking Guide titled “The Unparalleled Guide to Management Fee Benchmarking 2006.”

The Board considered the scope of services or fees that the Advisor provides to other clients but believed that they did not offer a comparable level of services. In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•

The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations, and (b) the quality of the services provided by the Advisor is acceptable;

•

The investment performance of each Fund compared favorably to its Lipper performance universe and index over the 10 year period and for the Value Plus and Select Value Funds for the 1, 3 and 5 year periods. With respect to the performance of the Value Fund, the Board believes that the portfolio management team has properly analyzed issues that hampered its performance in recent periods and has responded appropriately to position the Fund for improved future performance;

•

The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Fund which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors were cognizant that certain fixed costs are spread over a broader base of assets as asset size increases. However, given the nature of the investment programs of the Value Fund and the Value Plus Fund, and taking into consideration the favorable comparison of the expense ratios of those two Funds to their peers, the Independent Directors concluded that there are no significant economies of scale to be realized in terms of the portfolio management functions at currently anticipated asset levels. While the nature of the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, the Board concluded that the five basis point fee reduction on net assets in excess of $1.0 billion adequately accounts for economies of scale potentially achievable in the near future.

The Board of Directors, including all of the Independent Directors, unanimously voted to renew each of the Advisory Agreements for an additional year with no changes.

31

ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/09	ENDING ACCOUNT VALUE 6/30/09	EXPENSES PAID DURING THE PERIOD(a) 1/1/09 - 6/30/09	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/09 - 6/30/09
Heartland Select Value Fund - Investor	$1,000.00	$1,069.20	$6.63	1.29%
Heartland Select Value Fund - Institutional	1,000.00	1,070.90	4.77	0.93%
Heartland Value Plus Fund - Investor	1,000.00	1,034.20	6.19	1.23%
Heartland Value Plus Fund - Institutional	1,000.00	1,035.80	4.98	0.99%
Heartland Value Fund - Investor	1,000.00	1,148.60	6.70	1.26%
Heartland Value Fund - Institutional	1,000.00	1,150.60	4.96	0.93%

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/09	ENDING ACCOUNT VALUE 6/30/09	EXPENSES PAID DURING THE PERIOD(a) 1/1/09 - 6/30/09	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/09 - 6/30/09
Heartland Select Value Fund - Investor	$1,000.00	$1,018.39	$6.47	1.29%
Heartland Select Value Fund - Institutional	1,000.00	1,020.19	4.65	0.93%
Heartland Value Plus Fund - Investor	1,000.00	1,018.71	6.15	1.23%
Heartland Value Plus Fund - Institutional	1,000.00	1,019.90	4.94	0.99%
Heartland Value Fund - Investor	1,000.00	1,018.56	6.29	1.26%
Heartland Value Fund - Institutional	1,000.00	1,020.19	4.65	0.93%

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Milwaukee, WI 53202.

32

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Heartland Group, Inc. (“Corporation“) and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation. The mailing address of the directors and officers is 789 North Water Street, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (27 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

33

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director

William (“Bill’) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 1-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President and Secretary	Vice President Since 9-97 Secretary Since 11-05	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8-08	Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Christine A. Johnson Date of Birth: 8/72	Treasurer and Principal Accounting Officer	Since 1-07	Vice President and Chief Financial Officer of Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., since January 2007. Assistant Director-Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Assistant Secretary	Since 11-08	Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Financial Analyst of Heartland Advisors, Inc., May 2000 to January 2004.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended June 30, 2009.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee did not meet during the fiscal year ended June 30, 2009.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

34

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Debt/Book Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

35

PRSRT STD US POSTAGE PAID MILWAUKEE, WI PERMIT NO. 3563

789 North Water Street, Milwaukee, WI 53202

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THE HEARTLAND FAMILY OF VALUE FUNDS

Select Value Fund • Value Plus Fund • Value Fund

www.heartlandfunds.com	Distributor: ALPS Distributors, Inc.
Individual Investors: 1-800-432-7856	1290 Broadway, Suite 1100
Financial Advisors: 1-888-505-5180	Denver, CO 80203

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF1353/0310

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment

Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on March 6, 2009, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 20, 2009

By:	/s/ Christine A. Johnson
Christine A. Johnson
Treasurer & Principal Accounting Officer

Date:	August 20, 2009